THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU WHOLESALE OPERATIONS INC.	Exhibit 10.27 PAGE 1 OF 7

THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT

This Third Amendment to Product Supply Agreement (this “Amendment”) is made and entered into as of October     , 2018 (the “Third Amendment Effective Date”), by and among SUPERVALU WHOLESALE OPERATIONS, INC., a Delaware corporation (successor-in-interest to SUPERVALU INC., a Delaware corporation), in its individual capacity and as agent for any other entity that, directly or indirectly, is owned or controlled by SUPERVALU Wholesale Operations, Inc.) (“Supplier”), and THE FRESH MARKET, INC., a Delaware corporation (“TPM”).

RECITALS:

A.

Supplier and TFM entered into a Product Supply Agreement dated August 12, 2016, as amended by the First Amendment to Product Supply Agreement dated December 28, 2016 and the Second Amendment to Product Supply Agreement dated June 13, 2017 (collectively, the “Supply Agreement”) relating to distributing goods by Supplier to supermarkets operated by TFM.

B.	TFM and Supplier desire to amend the Supply Agreement on the terms and conditions hereinafter set forth.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Recitals; Definitions. All of the Recitals are incorporated into and made a part of this Amendment by reference. All capitalized terms which are not defined herein shall have the meanings ascribed to them in the Supply Agreement.

2.	Promotional Ordering Process. Section III(b) of the Supply Agreement is hereby deleted and replaced with the following:

“On or before the [***] day after the Third Amendment Effective Date, Supplier will develop, subject to TFM’s reasonable review and approval, a standard form to be used for all TFM promotional forecasting. At least [***] days prior to any TFM promotion, TFM will provide Supplier with a list of all promotional items for such promotion (“Promotional Items List”). At least [***] days prior to such promotion (and provided TFM has supplied the Promotional Items List), Supplier will provide to TFM the Supplier’s proposed ordering forecast for such promotion, broken down by Supplier Facility (“Supplier Proposed Forecast”). TFM shall approve or reject, and modify, The Supplier Proposed Forecast within [***] business days after TFM’s receipt of The Supplier Proposed Forecast. If TFM fails to respond to a Supplier Proposed Forecast within [***] business days, such Supplier Proposed Forecast shall be deemed approved by TFM. If TFM rejects and modifies the Supplier Proposed Forecast, such modified forecast shall be deemed approved by TFM. Any forecast approved by TFM or deemed approved by TFM shall hereinafter be referred to as the “TFM Approved Forecast”. TFM will be responsible for any leftover promotional Product adjusted for or booked for pursuant to a TFM Approved Forecast.”

3.	Fees. The second sentence of Section VI(b)(i) is hereby deleted and replaced with the following:

“Beginning on the Commencement Date and continuing through January 27, 2019, the Fee shall be firm at [***] per case of Product.”

THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU WHOLESALE OPERATIONS INC.	PAGE 2 OF 7

4.

Produce Supply. Notwithstanding anything in the Supply Agreement to the contrary, TFM agrees that, during the Term, TFM will purchase substantially all of its fresh produce Products (“Produce Products”) needs at the TFM Stores listed on Exhibit A to this Amendment (the “TFM Produce Stores”). Such Produce Products will be provided in accordance with the specifications and product grades requested by TFM. Cases of Produce Products ordered by TFM will be included in die calculation of total cases of Product ordered by TFM for purposes of determining the Fee charged to TFM under Section VI(b) for Products; provided, however, the Fee will not be charged on purchases of Produce Products. Rather than charging the Fee for Produce Products, pricing for such Produce Products will be the Produce List Price plus an amount equal to [***] of the List Price for such Produce Products, and freight and fuel charges will be charged at the rates set forth in the Supply Agreement. “Produce List Price” shall mean Supplier’s sell price generally available to Supplier’s independent customers (i.e., excluding stores or other customers owned by any Supplier entity) of the applicable Supplier Facility. TFM will determine the Produce Supply start date pending TFM’s approval of Supplier Facility and Produce specifications and product grades.

Supplier will provide TFM one (1) additional dedicated account manager and (I) additional dedicated (but not exclusive) merchandiser for every [***] TFM Stores ordering Produce Products under the Supply Agreement. Except as expressly stated herein, the terms of the Supply Agreement shall apply to the supply of Produce Products under the Supply Agreement.

5.	Backhaul. Section VH(h) is deleted and replaced with the following:

In accordance with the provisions set forth below, TFM and Supplier will share all backhaul revenue earned by Supplier on all backhaul opportunities for vendors who supply TFM and whose backhaul is carried on trucks supplying TFM Stores (hereinafter referred to as “TFM Backhaul Vendors”). TFM will receive [***] of all net (after deduction for Supplier expenses) backhaul revenue earned from backhaul opportunities with TFM Backhaul Vendors (“TFM’s Backhaul Share”); provided however, during each calendar year, once gross backhaul revenue from TFM Backhaul Vendors reaches [***], TFM’s Backhaul Share will be increased to [***] of all net backhaul revenue earned from TFM Backhaul Vendors tor the remainder of such calendar year. TFM will receive TFM’s Backhaul Share as a weekly credit on its Retailer Statement (except that any of TFM’s Backhaul Share remaining at the end of the Term will be paid to TFM), Supplier and TFM will conduct weekly meetings to identify and review all backhaul opportunities with TFM Backhaul Vendors in order to ensure backhaul revenue with TFM Backhaul Vendors is maximized. Within [***] days following the end of each calendar year, Supplier will provide TFM with a detailed report on backhaul revenue from TFM Backhaul Vendors for such calendar year which report will include (i) total backhaul revenue paid to TFM for such calendar year, (ii) Supplier’s gains or losses for such calendar year with respect to backhaul revenue related to TFM Backhaul Vendors, and (iii) Supplier’s margin on unloading and freight claims detail. Any of gains or losses for such calendar year related to TFM Backhaul Vendors will he shared equally by the parties.

6.

Wholesale Fees. Notwithstanding anything in the Supply Agreement to the contrary, Supplier will not, under any circumstances, charge any fees to any vendors for TFM Private Label Products and/or any Exclusive Products and/or for any other Products being supplied to TFM from a Supplier Facility when such Products are not also supplied to other Supplier customers from any Supplier Facility including, without limitation, placement fees, compliance fees, etc. (any such fees referred to herein as “Wholesale Fees”). Wholesale Fees may be charged for branded products that are distributed to other customers through Supplier Facilities; provided, however the total Wholesale Fees that may be charged on shippers, pallets and seasonal items will not exceed [***] per Product.

7.

Holiday Surge. On or before September 15 of each year, Supplier will provide TFM a list of equipment requirements and estimated costs reasonably anticipated by Supplier to fulfill its obligations to TFM under the Supply Agreement during the high-volutne holiday periods in November and December (“Holiday Surge Period”). TFM will review the list of equipment and costs therefor and the parties will agree upon a final list

THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU WHOLESALE OPERATIONS INC.	PAGE 3 OF 7

of equipment on or before October 1. TFM will reimburse Supplier the reasonable and actual costs of trailers and such other equipment located at Supplier Facilities and TFM Locations (or otherwise used in connection with the Holiday Surge Period) within [***] days following receipt of invoice (and backup documentation) therefor. TFM and Supplier will review Holiday surge driver expense incurred during each Holiday Surge Period and shall work in good faith to mutually agree on cost sharing.

8.	Freight and Fuel.

8.1	The last sentence of Section VII(g) shall be deleted and replaced with the following:

“Supplier may, once per calendar quarter, propose modifications to delivery routes and/or times in order to optimize load and delivery efficiencies; provided however, no such changes shall be made without TFM’s prior consent (which shall not be unreasonably withheld) and in no event shall any such changes be permitted to the extent such changes would result in an increase in transportation costs to any TFM Store.”

8.2	The following shall be added after the last sentence of Section VII(g):

“On each weekly Retailer Statement, TFM will receive a credit in the amount of [***]”

Swell Allowance, On and after November 1,2018, except for the Swell Exceptions (defined below), in lieu of seeking individual credits for (i) overages, (ii) shortages, (iii) mispicks, and (iv) Products delivered but not ordered, TFM will receive a weekly credit on its Retailer Statement equal to (a) the net number of cases shipped for the week multiplied by (b) the average List Price of Products shipped that week multiplied by (c) the Swell Rate (the product of (a), (b) and (c) referred to herein as the “Swell Allowance”). Notwithstanding anything herein to the contrary, (I) a shortage, overage or mispick of more than [***] cases of any individual Product in a delivery to a TFM Store, (II) a shortage, overage or mispick of any one item with a List Price of more than two hundred dollars ($200.00), (III) a shortage of an entire pallet from a delivery to a TFM Store and/or (IV) misdelivery of non-TFM private branded products ((I), (II), (III) and (IV) individually and collectively referred to herein as “Swell Exceptions”) will be reported to Supplier’s customer service for investigation and issuance of credit(s) as applicable. In no event shall the Swell Allowance apply to or limit TFM’s ability to recover credit through Supplier’s customer service for any of the following: (x) damaged Products, (x) Products ordered in error, (y) List Price adjustments, or (z) Product quality issues. Beginning November 1, 2018, the Swell Rate is [***] (“Original Swell Rate”). The Swell Rate will be adjusted periodically as follows:

(aa) On Februaiy 1, 2019, the Swell Rate will be recalculated by taking the weighted average of the Original Swell Rate and the Audit Results (defined below) from the period beginning November 1, 2018 and ending January 31, 2019 (i.e,, [***] Audit Results from the period beginning November 1, 2018 and ending January 31, 2019) [***]

(bb) On May 1, 2019, the Swell Rate will be recalculated by taking the weighted average of the Original Swell Rate and the Audit Results from (i) the period beginning November 1, 2018 and ending January 31, 2019 and (ii) the period beginning Februaiy 1, 2019 and ending April 30, 2019 (i.e., ([***] Audit Results from 11/1/18 -1/31/19 + Audit Results from 2/1/19 - 4/3 0/19) [***]

(cc) On August 1, 2019, the Swell Rate will be the average of the Original Swell Rate and the Audit Results from (i) the period beginning November 1, 2018 and ending January 31, 2019, (ii) the period beginning February 1, 2019 and ending April 30, 2019, and (iii) the period beginning May 1, 2019 and ending July 31, 2019 (i.e., [***] Audit Results from 11/1/18 -1/31/19 + Audit Results from 2/1/19 - 4/30/19 + Audit Results from 5/1/19 - 7/31/19) [***]

THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU WHOLESALE OPERATIONS INC.	PAGE 4 OF 7

(dd) Beginning November 1, 2019, the Swell Rate will be calculated each quarter (each November 1, February 1, May 1, and August 1) by averaging the Audit Results for each of the [***] prior periods (i.e., a rolling [***] average).

As used herein, “Audit Results” means the results of on-site load audits conducted on loads to be delivered to TFM Stores. A minimum of [***] cases will be audited in the period from November 1,2018 to October 30, 2019 (and the minimum number of cases to be audited in subsequent one-year periods will be reasonably agreed upon by the parties on or before the end of each one-year period); the percentage of cases audited by Supplier Facility will be determined based on the percentage of Product shipped from each Supplier Facility to TFM Stores and the audits will be approximately evenly distributed across quarters. Selection of loads to audit will be randomized. Each audit will be performed at the dock of the Supplier Facility by Supplier’s representative(s). Selected loads will be disassembled and inspected. Any errors in the load will be corrected and recorded and the load will be reassembled and delivered to the TFM Store within the timeframe required by the Supply Agreement. TFM shall be permitted to participate in, obseive or audit any load audits using TFM representatives. Upon request by TFM, the parties will utilize a third-party auditor reasonably agreed upon by the parties to perform the load audits, in which case, the cost of such third-party auditor would be split between TFM and Supplier.

9.

Ratification. Except as modified by this Amendment, the Supply Agreement shall remain in full force and effect. The Supply Agreement, as amended by this Amendment, is hereby ratified and confirmed by TFM and Supplier.

10.	Miscellaneous.

10.1

Severability. If any provision contained in this Amendment is held to be unenforceable by an arbitrator or by a court of law or equity, this Amendment will be construed as if such provision did not exist, and the unenforceability of such provision will not in any way affect the enforceability of any other provision of this Amendment.

10.2	Section Headings. The section headings of this Amendment are for reference only and will not be considered in the interpretation of this Amendment.

10.3

Counterparts. This Amendment may be executed in one or more counterparts, and via facsimile, pdf or other electronic signatures, all of which will be considered one and the same agreement, and will be effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

10.4

Entire Agreement. This Amendment constitutes the entire and integrated agreement between TFM and Supplier with respect to the subject matter of this Amendment. All previous understandings related to the subject matter of this Amendment, either written or oral, between the parties are annulled and superseded. No modification to this Amendment will be binding on either party unless it is in writing and signed by both TFM and Supplier.

10.5	Consent to Assignment. TFM hereby consents to the assignment by SUPERVALU, INC. of the Supply Agreement to SUPERVALU Wholesale Operations, Inc.

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THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU WHOLESALE OPERATIONS INC.	PAGE 5 OF 7

IN WITNESS WHEREOF, the parties have caused this Amendment to be duty executed by an authorized officer or representative, all as of the Effective Date.

THE FRESH MARKET, INC.

By:
Name:	Larry Appel
Title:	CEO

THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU WHOLESALE OPERATIONS INC.	PAGE 6 OF 7

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by an authorized officer or representative, all as of the Effective Date.

THIRD AMENDMENT TO PRODUCT SUPPLY AGREEMENT BETWEEN THE FRESH MARKET, INC. AND SUPERVALU WHOLESALE OPERATIONS INC.	PAGE 7 OF 7

EXHIBIT A TO THIRD AMENDMENT

(Schedule of TFM Produce Stores)

TFM Store #	SV Store Number	Adress	Adress City	Time Zone	City	State	SV Supply DC
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]